SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2010

Commission File Number 0-24268

PALM HARBOR HOMES, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	59-1036634
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

15303 Dallas Parkway, Suite 800, Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 991-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed to update the historical consolidated financial statements included in Palm Harbor Homes, Inc.’s (the “Company”) Annual Report on Form 10-K for the year March 27, 2009 (the 2009 Form 10-K) to reflect changes to the Company’s accounting for convertible senior notes as described below.

On March 28, 2009, the Company adopted Financial Accounting Standards Board Staff Position No. APB 14-1 (FSP APB 14-1), “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (codified in FASB ASC Subtopic 470-20, “Debt with Conversion and Other Options – Cash Conversion”). FSP APB 14-1 applies to all convertible debt instruments that have a “net settlement feature”, which means that such convertible debt instruments, by their terms, may be settled either wholly or partially in cash upon conversion. FSP APB 14-1 requires issuers of convertible debt instruments that may be settled wholly or partially in cash upon conversion or settlement to separately account for the liability and equity components in a manner reflective of the issuers’ nonconvertible debt borrowing rate. FSP APB 14-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption was not permitted and retrospective application to all periods presented was required. The adoption of FSP APB 14-1 impacts the Company’s historical accounting for the 3.25 percent senior convertible notes due 2024.

The Company is filing this Current Report on Form 8-K to reflect the impact of the retrospective adoption of this standard on previously issued financial statements. This will permit the Company to incorporate these financial statements by reference in future SEC filings. The impact of the retrospective adoption of this standard is reflected and is set forth in the following sections of the Company’s 2009 Form 10-K, which as revised are included as Exhibit 99.1 to this Current Report on Form 8-K.

•	Part I, Item 1. Business,

•	Part II, Item 6. Selected Consolidated Financial Data,

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,

•	Part II, Item 8. Consolidated Financial Statements, and

•	Part II, Item 15. Exhibits and Financial Statement Schedules.

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Company’s 2009 Form 10-K remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update the financial information and related disclosures in the Company’s 2009 Form 10-K except as described above and except to add certain disclosures under the heading “Fiscal 2010 Subsequent Events” to Part I, Item I. Business, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8. Consolidated Financial Statements regarding material subsequent events occurring in the Company’s fiscal year ended March 26, 2010. This Current Report on Form 8-K does not otherwise reflect events occurring after the filing of the Company’s 2009 Form 10-K or modify or update any other related disclosures. Information in the Company’s 2009 Form 10-K not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the original Company’s 2009 Form 10-K with the Securities and Exchange Commission on June 9, 2009. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2009 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the Company’s 2009 Form 10-K, including any amendments to those filings.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

Exhibit 23	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Updated Business, Selected Consolidated Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements, and Exhibits and Financial Statement Schedules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALM HARBOR HOMES, INC.

Date: March 18, 2010	By:	/S/ KELLY TACKE
Kelly Tacke
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Title

Exhibit 23	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Updated Business, Selected Consolidated Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements, and Exhibits and Financial Statement Schedules.